SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by the Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

HOPFED BANCORP, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount previously paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

On April 26, 2013, the Company mailed the following letter to its stockholders:

[HOPFED BANCORP, INC. LETTERHEAD]

Dear Fellow Stockholder:

•	Please vote only the enclosed “WHITE” Proxy; and

•	Please do not sign or return any “GREEN” Proxy that you receive from Mr. Joseph Stilwell and The Stilwell Group.

Your Board of Directors and management are very concerned that Mr. Stilwell and The Stilwell Group have not shared the entire picture with you regarding HopFed Bancorp, Inc.

•

Our CEO and CFO met with Mr. Stilwell in his New York City office on April 15, 2013. At that meeting, at the direction of our Board of Directors, we sought a “middle ground” with Mr. Stilwell, willing to commit to strategies, such as a stock repurchase plan, that are in the best interest of all stockholders. We were particularly concerned that the proxy contest will cause the Company to incur significant expenses without any resolution of our differences. Mr. Stilwell was only interested in his own agenda and not willing to seek a compromise. However, we believe that the proposed acquisition of Sumner Bank & Trust is in the best interest of our Company, Heritage Bank, our customers and our stockholders. We have separately disclosed information supporting this transaction. Actions speak louder than words…. Mr. Stillwell apparently agreed with us when he bought 190,000 shares of HopFed stock two days after the acquisition was announced. He now opposes the acquisition but has not sold his stock. This does not seem like a rational investment decision based on his opposition to the acquisition.

•

Mr. Stilwell is opposed to our proposal to approve the 2013 Long Term Incentive Plan that allows employees to receive a portion of their compensation in Company common stock. At the same time, Mr. Stilwell is upset that executive officers and directors own 4% of the Company’s stock. Mr. Stilwell, you can’t have it both ways! Management has been willing to forgo a portion of cash compensation so that we can increase our ownership of the Company and have additional “skin in the game”. The Company’s Board of Directors and executive management are not wealthy individuals but have a meaningful percentage of their net worth invested in the Company’s common stock.

•

When Mr. Peck joined the Company as CEO in 2000, it had $230 million in assets, five locations and was primarily a single-family mortgage lender that funded its operations through certificates of deposits. Today, the Company has nearly $1 billion in assets, 18 locations and is a full-service financial institution with an array of lending and deposit products. The acquisition of Sumner Bank & Trust is the next step in our evolution. We have painstakingly laid the ground work and are excited for our stockholders. Sumner Bank & Trust is a perfect fit for our organization and is expected to contribute to our future financial success.

•

Mr. Stilwell and The Stilwell Group want you to believe that John Peck has received excessive compensation and raises. As we have disclosed to you in materials related to our upcoming Annual Meeting, this is simply not true. The Compensation Committee of our Board retains an independent third party each year to survey compensation paid by publicly traded banks and thrifts in the Southeast (AL, FL, GA, KY, MS, NC, SC, TN, VA and WV) with total assets between $750 million and $1.5 billion. A total of 45 institutions were included in the survey. Based on this compensation survey, Mr. Peck’s base salary was at the 52% CEO percentile in 2011. His total compensation was less than the average 2011 CEO compensation of this survey group, at 81% of the CEO group average.

•

Net interest margins are declining throughout the financial institution industry. Using the FDIC Statistics on Depository Institutions Report as our source of information (See “FDIC—Statistics on Depository Institutions Report” available on the FDIC website, at http://www.fdic.gov), all banks and thrifts nationally experienced a 0.34% decline in their net interest margins from December 31, 2010, to December 31, 2012. During the same period, Heritage Bank experienced a similar, yet smaller decline (0.26%) in our net interest margin.

•

Our Board of Directors have focused on building long-term shareholder value through our cash dividend program. We have paid a cash dividend to common stockholders each quarter since we went public in 1998. Our original stockholders paid $10 per share and later received a $4 return of capital. Since that time, stockholders have continued to receive dividend payments. Many other financial institutions can’t make this claim. The Company is working hard to achieve a higher level of consistent earnings that will allow us to increase our dividend rate. The Sumner acquisition is expected to support higher earnings, which would provide us with the ability to pay higher dividends.

•

Mr. Stilwell and The Stilwell Group are located in New York City. From that location, they are probably unable to realize that our employees are also members of the communities we serve. We suspect that our employees are just expenses to them. And, although he professed his “love of the Company” in earlier correspondence, Mr. Stilwell has never visited our Company.

YOUR BOARD OF DIRECTORS RECOMMENDS STOCKHOLDERS VOTE

ON THE WHITE PROXY CARD

Your vote is very important, no matter how many or how few shares you own. Every single vote counts. Please use the enclosed WHITE proxy card to vote TODAY — by telephone, by Internet, or by signing, dating and returning your WHITE proxy card in the postage-paid envelope provided.

Thank you for your continued support.

TIME IS SHORT, AND YOUR VOTE IS IMPORTANT!

We encourage you to vote by telephone or by Internet to ensure that your shares are represented at the Annual Meeting.

We urge you NOT to sign any green proxy card sent to you by The Stilwell Group. If you have already done so, you may change your vote by using the enclosed WHITE proxy card, as only the latest-dated proxy card counts.

Sincerely,

/s/ Dr. Thomas I. Miller, CPA	/s/ Harry J. Dempsey
Dr. Thomas I. Miller, CPA Director	Harry J. Dempsey Director

/s/ Gilbert E. Lee	/s/ Steve Hunt
Gilbert E. Lee Chairman of the Board	Steve Hunt Director

/s/ John E. Peck	/s/ Ted S. Kinsey
John E. Peck Director, President and Chief Executive Officer	Ted S. Kinsey Director

/s/ Clay Smith	/s/ Michael L. Woolfolk
Clay Smith Director	Director, Executive Vice President, Chief Operations Officer and Corporate Secretary

If your shares are registered in your own name, please sign, date and mail the enclosed WHITE proxy card to Georgeson Inc. in the self-addressed, stamped envelope provided.

If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you must provide instructions to that entity so that your votes will be cast. Please sign, date and mail the enclosed WHITE vote instruction form and return it using the self-addressed, postage-paid envelope provided.

YOU MAY ALSO CAST YOUR VOTE USING YOUR TOUCH TONE PHONE OR VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON YOUR WHITE PROXY CARD OR VOTE INSTRUCTION FORM

After voting the enclosed WHITE proxy card, do not sign or return any proxy card sent to you by The Stilwell Group. Remember – only your latest dated proxy will determine how your shares are to be voted at the meeting.

If you have voted a green proxy card sent by the Stilwell Group, you can change your vote by sending a later-dated WHITE proxy card or vote instruction form or by providing later-dated instructions by phone or internet.

If you have any questions or need assistance in voting your shares, please contact our proxy solicitor.

480 Washington Blvd., 26th Floor

Jersey City, NJ 07310

Stockholders Call Toll Free (800) 267-4403

Important Information

This material may be deemed to be solicitation material in respect of the solicitation of proxies from the Company’s stockholders in connection with the Company’s 2013 Annual Meeting of Stockholders (the “Annual Meeting”). The Company has filed with the Securities and Exchange Commission (the “SEC”) and mailed to its stockholders a proxy statement in connection with the Annual Meeting (the “Proxy Statement”), and advises its stockholders to read the Proxy Statement and any and all supplements and amendments thereto because they contain important information. Stockholders may obtain a free copy of the Proxy Statement and other documents that the Company files with the SEC at the SEC’s website at www.sec.gov. The Proxy Statement and these other documents may also be obtained upon request addressed to the Secretary of the Company at P.O. Box 537, Hopkinsville, Kentucky 42241-0537.

Certain Information Concerning Participants

The Company, its directors and its executive officers may be deemed to be participants in the solicitation of the Company’s stockholders in connection with the Annual Meeting. Stockholders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s proxy statement related to its 2013 Annual Meeting of Stockholders, filed with the SEC on April 12, 2013.

Forward-Looking Statements

This letter and other reports issued by the Company, including reports filed with the SEC, contain “forward-looking statements” that deal with future results, expectations, plans and performance. These forward-looking statements might include one or more or the following: projections of our operating results and financial condition; descriptions of plans or objectives of management for future operations, products or services; forecasts of future economic performance; and use and descriptions of assumptions and estimates underlying or relating to such matters. Forward-looking statements can be identified by the fact they do not relate strictly to historical or current facts. They often include words such as “look-forward,” “pleased,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.”

Forward-looking statements about the Company’s expected financial results and other plans are subject to certain risks, uncertainties and assumptions. These include, but are not limited to the following: possible legislative changes and adverse economic, business and competitive conditions and developments; deposit outflows, reduced demand for financial services and loan products; changes in accounting policies or guidelines, or in monetary and fiscal policies of the federal government; changes in credit and other risks posed by the Company’s loan portfolios; the ability or inability of the Company to manage interest rate and other risks; technological, computer-related or operational difficulties; adverse changes in securities markets; results of litigation; and the other risks; technological, computer-related or operational difficulties; adverse changes in securities markets; results of litigation; and the other risks detailed from time to time in the Company’s SEC filings. Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Although the Company believes its expectations are reasonable, it can give no assurance that such expectations will prove to be correct. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described in any forward-looking statements.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETINGS, IS REQUESTED TO SIGN, DATE AND RETURN THIS WHITE PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH OUR SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE MEETING.

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

- - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - -- - - - - - - - - - - - - - - - - - - - -  -- - - - - - - - - - - - - - - - - - - - - -

A	Proposals — The Board of Directors recommends a vote “FOR” proposals 1, 2, 3 and 5, and “FOR” “Every Year” with respect to	+
the say on pay frequency vote.
1. Election of Directors: 01 - Dr. Thomas I. Miller, CPA 02 - Steve Hunt 03 - Michael L. Woolfolk

☐	Mark here to vote FOR all nominees	☐	Mark here to WITHHOLD vote from all nominees	☐	For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

			For	Against	Abstain

2.	Ratification of appointment of Rayburn, Bates & Fitzgerald, P.C. as the Company’s independent registered public accounting firm for the year ended December 31, 2013		☐	☐	☐
		Every Year	2 Years	3 Years	Abstain

4.	Advisory vote on the frequency of the non-binding resolution to approve the compensation of named executive officers.	☐	☐	☐	☐

		For	Against	Abstain

3.	Non-binding stockholder approval of named executive officer compensation.	☐	☐	☐

5.	Approval of proposed HopFed Bancorp, Inc. 2013 Long-Term Incentive Plan.	☐	☐	☐

6.	Such other matters as may properly come before the Annual Meeting or any adjournment thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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 Proxy — HOPFED BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS

May 15, 2013

The undersigned stockholder of HopFed Bancorp, Inc. (the “Company”) hereby appoints Dr. Thomas I. Miller and Steve Hunt, or either of them, with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at Heritage Bank, 4155 Lafayette Road, Hopkinsville, Kentucky on Wednesday, May 15, 2013, at 3:00 p.m., local time, and at any and all adjournments thereof, as indicated below and as determined by a majority of the Board of Directors with respect to such other matters as may come before the Annual Meeting.

The Board of Directors recommends a vote “FOR” proposals 1, 2, 3 and 5, and “FOR” “Every Year” with respect to the say on pay frequency vote.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 5 AND WILL BE VOTED FOR THE “EVERY YEAR” OPTION IN PROPOSAL 4. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING AS TO WHICH THIS PROXY CONFERS DISCRETIONARY AUTHORITY, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS WHITE PROXY CARD IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting.

The undersigned stockholder acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Annual Meeting, a Proxy Statement dated April 12, 2013 and the 2013 Annual Report to Stockholders on Form 10-K.

PLEASE ACT PROMPTLY

SIGN, DATE AND MAIL YOUR PROXY CARD TODAY